For the six-month period ended May 31, 2002.
File number 811-03175
Prudential Sector Funds, Inc.


SUB-ITEM 77-O

EXHIBITS


	Transactions Effected Pursuant to Rule 10f-3

Ia. 	Prudential Sector Funds, Inc. - Prudential Technology Fund

1. 	Name of Issuer
	Netscreen Technologies Inc.

2. 	Date of Purchase
	12/12/2001

3. 	Number of Securities Purchased
	10,600

4. 	Dollar Amount of Purchase
	$169,600

5. 	Price Per Unit
	$16.00

6. 	Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
		CIBC World Markets

7. 	Other Members of the Underwriting Syndicate:

	Goldman, Sachs & Co.
	J.P. Morgan Securities Inc.
	UBS Warburg LLC
	Salomon Smith Barney
	First Union Securities, Inc.
	Needham & Company, Inc.
	Pacific Crest Securities
	Prudential Securities
	SoundView Technology Corporation


IIa. 	Prudential Sector Funds, Inc. - Prudential Health Sciences Fund

1. 	Name of Issuer
	Anthem, Inc.

2. 	Date of Purchase
	10/29/2001

3. 	Number of Securities Purchased
	62,600

4. 	Dollar Amount of Purchase
	$2,253,600

5. 	Price Per Unit
	$36.00

6. 	Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
	Goldman Sachs

7.   Other Members of the Underwriting Syndicate

	Goldman, Sachs & Co.
	Merrill Lynch, Pierce, Fenner & Smith
	Morgan Stanley & Co. Incorporated
	J.P. Morgan Securities Inc.
	Banc of America Securities LLC
	Credit Suisse First Boston Corporation
	Lehman Brothers Inc.
	UBS Warburg LLC
	ABN AMRO Rothschild LLC
	Dresdner Kleinwort Wasserstein Securities LLC
	A.G. Edwards & Sons, Inc.
	McDonald Investments Inc.
	Utendahl Capital Partners, L.P.
	BNY Capital Markets, Inc.
	Dain Rauscher Incorporated
	Epoch Securities, Inc.
	First Union Securities, Inc.
	Edward D. Jones & Co., L.P.
	Keefe, Bruyette & Woods, Inc.
	Prudential Securities Incorporated
	Sandler O'Neill & Partners, L.P.
	SunTrust Capital Markets, Inc.
	Wells Fargo Van Kasper, LLC
	Advest, Inc.
	Robert W. Baird & Co.
	William Blair & Company, LLC
	Blaylock & Partners, L.P.
	Dowling & Partners Securities, LLC
	C.L. King & Associates, Inc.
	Legg Mason Wood Walker, Incorporated
	Loop Capital Markets, LLC
	Melvin Securities, LLC
	NatCity Investments, Inc.
	Neuberger Berman, LLC
	Ramirez & Co., Inc.
	Stephens Inc.
	Stifel, Nicholaus & Company, Incorporated
	May Davis Group, Inc.




























IIb. 	Prudential Sector Funds, Inc. - Prudential Health Sciences Fund

1. 	Name of Issuer
	Alcon Inc.

2. 	Date of Purchase
	3/20/2002

3. 	Number of Securities Purchased
	92,500

4. 	Dollar Amount of Purchase
	$3,052,500

5. 	Price Per Unit
	$33.00

6. 	Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
	C.S. First Boston

7.   Other Members of the Underwriting Syndicate

	Credit Suisse First Boston Corporation
	Merrill Lynch, Pierce, Fenner & Smith Incorporated
	Goldman, Sachs & Co.
	J.P. Morgan Securities Inc.
	Salomon Smith Barney Inc.
	Banc of America Securities LLC
	Lehman Brothers Inc.
	Morgan Stanley & Co. Incorporated
	SG Cowen Securities Corporation
	UBS Warburg LLC
	ABN AMRO Rothschild LLC
	Allen & Company Incorporated
	M.R. Beal & Company
	Bear, Stearns & Co. Inc.
	Blaylock & Partners, L.P.
	BNP Paribas Securities Corp.
	Cazenove & Co. Ltd.
	CIBC World Markets Corp.
	Daiwa Securities SMBC Europe Limited
	Deutsche Banc Alex. Brown Inc.
	DresdnerKKleinwort Wasserstein Securities LLC
	A.G. Edwards & Sons, Inc.
	Guzman & Company
	Janney Montgomery Scott LLC
	Prudential Securities
	Ramirez & Co., Inc.
	RBC Dain Rauscher Inc.
	Sanders Morris Harris
	Muriel Siebert & Co., Inc.
	The Williams Capital Group, L.P.





































IIIa. 	Prudential Sector Funds, Inc. - Prudential Financial Services Fund

1. 	Name of Issuer
	Anthem, Inc.

2. 	Date of Purchase
	10/29/2001

3. 	Number of Securities Purchased
	54,600

4. 	Dollar Amount of Purchase
	$1,965,600

5. 	Price Per Unit
	$36.00

6. 	Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
	Goldman Sachs

7.   Other Members of the Underwriting Syndicate

	Goldman, Sachs & Co.
	Merrill Lynch, Pierce, Fenner & Smith
	Morgan Stanley & Co. Incorporated
	J.P. Morgan Securities Inc.
	Banc of America Securities LLC
	Credit Suisse First Boston Corporation
	Lehman Brothers Inc.
	UBS Warburg LLC
	ABN AMRO Rothschild LLC
	Dresdner Kleinwort Wasserstein Securities LLC
	A.G. Edwards & Sons, Inc.
	McDonald Investments Inc.
	Utendahl Capital Partners, L.P.
	BNY Capital Markets, Inc.
	Dain Rauscher Incorporated
	Epoch Securities, Inc.
	First Union Securities, Inc.
	Edward D. Jones & Co., L.P.
	Keefe, Bruyette & Woods, Inc.
	Prudential Securities Incorporated
	Sandler O'Neill & Partners, L.P.
	SunTrust Capital Markets, Inc.
	Wells Fargo Van Kasper, LLC
	Advest, Inc.
	Robert W. Baird & Co.
	William Blair & Company, LLC
	Blaylock & Partners, L.P.
	Dowling & Partners Securities, LLC
	C.L. King & Associates, Inc.
	Legg Mason Wood Walker, Incorporated
	Loop Capital Markets, LLC
	Melvin Securities, LLC
	NatCity Investments, Inc.
	Neuberger Berman, LLC
	Ramirez & Co., Inc.
	Stephens Inc.
	Stifel, Nicholaus & Company, Incorporated
	May Davis Group, Inc.





























IIIb. 	Prudential Sector Funds, Inc. - Prudential Financial Services Fund

1. 	Name of Issuer
	Principal Financial Group, Inc.

2. 	Date of Purchase
	5/17/2001

3. 	Number of Securities Purchased
	135,100

4. 	Dollar Amount of Purchase
	$2,499,350

5. 	Price Per Unit
	$18.50

6. 	Name(s) of Underwriter(s) or Dealer(s)
	From whom Purchased
	Goldman Sachs

7. 	Other Members of the Underwriting Syndicate:

		Goldman, Sachs & Co.
		Credit Suisse First Boston Corporation
		Merrill Lynch
		Salomon Smith Barney Inc.
		Banc of America Securities LLC
		Bear, Stearns & Co. Inc.
		A.G. Edwards & Sons, Inc.
		Fox-Pitt, Kelton Inc.
		J.P. Morgan Securities Inc.
		Lehman Brothers Inc.
		Samuel A. Ramirez & Company, Inc.
		UBS Warburg LLC
		ABN AMRO Rothschild LLC
		Sanford C. Bernstien & Co.
		Dain Rauscher Incorporated
		Epoch Securities, Inc.
		First Union Securities, Inc.
		Keefe, Bruyette & Woods, Inc.
		Prudential Securities Incorporated
		Putnam Lovell Securities Inc.
		RBC Dominion Securities Corporation
		Robertson Stephens, Inc.
		Sandler O'Neill & Partners, L.P.
		Utendahl Capital Partners, L.P.
		Wells Fargo Van Kasper, LLC
		The Williams Capital Group, L.P.
		BNY Capital Markets, Inc.
		M.R. Beal & Company
		Chatsworth Securities LLC
		Doley Securities, Inc.
		Guzman & Company
		Legg Mason Wood Walker
		Mitchell Securities Corporation
		Neuberger Berman, LLC
		Raymond James & Associates, Inc.
		Muriel Siebvert & Co., Inc.
		Sturdivant & Co., Inc.





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